               AmeriCredit Automobile Receivables Trust 2001-1
                    Class A-1 4.8075 % Asset Backed Notes
                     Class A-2 4.6300% Asset Backed Notes
                    Class A-3 5.1300 % Asset Backed Notes
                     Class B 5.8100 % Asset Backed Notes
                     Class C 6.3500 % Asset Backed Notes
                     Class D 6.9800 % Asset Backed Notes
                     Class E 9.2900 % Asset Backed Notes
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent, dated as of April 18, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


--------------------------------------------------    ------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:              04/18/2001                                                                         ORIGINAL
MONTHLY PERIOD ENDING:                 05/31/2001        PURCHASES            UNITS     CUT-OFF DATE     CLOSING DATE   POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:         04/25/2001     ------------------------------------------------------------------------------
DISTRIBUTION DATE:                     06/06/2001     INITIAL PURCHASE       71,596       04/18/2001       04/25/2001 $1,099,999,851
DAYS OF INTEREST FOR PERIOD:                   42                    --------------------------------------------------------------
DAYS IN COLLECTION PERIOD:                     44     TOTAL                  71,596                                   $1,099,999,851
MONTHS SEASONED:                                1     ------------------------------------------------------------------------------
--------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
I.        MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

   {1}    Beginning of period Aggregate Principal Balance                                                         {1} $1,099,999,851
                                                                                                                      --------------

          Monthly Principal Amounts

              {2}     Collections on Receivables outstanding at end of period             {2}       36,844,685
                                                                                              -----------------
              {3}     Collections on Receivables paid off during period                   {3}        7,243,288
                                                                                              -----------------
              {4}     Receivables becoming Liquidated Receivables during period           {4}        2,085,986
                                                                                              -----------------
              {5}     Receivables becoming Purchased Receivables during period            {5}                0
                                                                                              -----------------
              {6}     Cram Down Losses occurring during period                            {6}                0
                                                                                              -----------------
              {7}     Other Receivables adjustments                                       {7}          (15,002)
                                                                                              -----------------
              {8}     Less amounts allocable to Interest                                  {8}      (23,989,877)
                                                                                              -----------------

              {9}     Total Monthly Principal Amounts                                                             {9}    22,169,080
                                                                                                                     --------------

  {10}    End of period Aggregate Principal Balance                                                              {10} $1,077,830,771
                                                                                                                      ==============

  {11}    Pool Factor                                                                                            {11}    97.9846288%
                                                                                                                      ==============

------------------------------------------------------------------------------------------------------------------------------------
II.       MONTHLY PERIOD NOTE BALANCE CALCULATION:                      CLASS A-1      CLASS A-2        CLASS A-3        CLASS B
----------------------------------------------------------------        ---------      ---------        ---------        -------
  {12}    Original Note Balance                                  {12}  $175,000,000    $348,000,000     $304,750,000     $99,000,000
------------------------------------------------------------------------------------------------------------------------------------

  {13}    Beginning of period Note Balance                       {13}  $175,000,000    $348,000,000     $304,750,000     $99,000,000
                                                                      --------------------------------------------------------------

  {14}    Noteholders' Principal Distributable Amount            {14}    22,169,080               0                0               0
  {15}    Noteholders' Accelerated Principal Amount              {15}    14,273,452               0                0               0
  {16}    Aggregate Principal Parity Amount                      {16}             0               0                0               0
  {17}    Matured Principal Shortfall                            {17}
                                                                      --------------------------------------------------------------

  {18}    End of period Note Balance                             {18}  $138,557,468     $348,000,000     $304,750,000    $99,000,000
                                                                      ==============================================================

  {19}    Note Pool Factors                                      {19}   79.1756960%     100.0000000%     100.0000000%   100.0000000%
                                                                      ==============================================================

                                                                      --------------------------------------------------------------
                                                                         CLASS C        CLASS D          CLASS E          TOTAL
                                                                         -------        -------          -------
                                                                        $55,000,000      $52,250,000      $55,000,000 $1,089,000,000
                                                                      --------------------------------------------------------------
  {20}    Beginning of period Note Balance                       {20}   $55,000,000      $52,250,000      $55,000,000 $1,089,000,000
                                                                      --------------------------------------------------------------

  {21}    Noteholders' Principal Distributable Amount            {21}             0                0                0     22,169,080
  {22}    Noteholders' Accelerated Principal Amount              {22}             0                0                0     14,273,452
  {23}    Class E Accelerated Principal Amount                   {23}                                               0              0
  {24}    Aggregate Principal Parity Amount                      {24}             0                0                0              0
  {25}    Matured Principal Shortfall                            {25}                                                              0
                                                                      --------------------------------------------------------------

  {26}    End of period Note Balance                             {26}   $55,000,000      $52,250,000      $55,000,000 $1,052,557,468
                                                                      ==============================================================

  {27}    Note Pool Factors                                      {27}  100.0000000%     100.0000000%     100.0000000%   96.6535783%
                                                                      ==============================================================

-----------------------------------------------------------------------------------------------------------------------------
III.      CALCULATION OF STEP-DOWN AMOUNT:
-----------------------------------------------------------------------------------------------------------------------------
  {28}    Ending Pool Balance                                           {28}                     $1,077,830,771
                                                                                                 --------------
  {29}    Lesser of (Max of 7% of Ending Pool Balance or $16,500,000)   {29}       75,448,154
                  or Beg Note Balance                                        -----------------

  {30}    Aggregate, Cumulative Amount paid to Class E Noteholders      {30}                0
                  through prior period                                       -----------------

  {31}    Less Specified Reserve Balance                                {31}      (11,000,000)
                                                                             -----------------
  {32}    Sum of {29}, {30}, and {31}                                   {32}       64,448,154
                                                                             -----------------
  {33}    25% of Ending Pool Balance                                    {33}      269,457,693
                                                                             -----------------
  {34}    Lesser of {32} or {33}                                        {34}                         64,448,154
                                                                                                  -------------
  {35}    Required Pro Forma Note Balance {28} - {34}                   {35}                                    1,013,382,617
                                                                                                                -------------

  {36}    Beginning Note Balance                                        {36}                      1,089,000,000
                                                                                                  -------------
  {37}    Total Monthly Principal Amount                                {37}                       (22,169,080)
                                                                                                  -------------
  {38}    Pro-Forma Note Balance ( Assuming 100% Pay-down)              {38}                                    1,066,830,920
                                                                                                                -------------

  {39}    Step-Down amount (Excess of Required Pro-forma over
          Pro-forma Note Balance)                                       {39}                                               $0
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------
IV.       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
-----------------------------------------------------------------------------------------------------------------------------
  {40}    Total Monthly Principal Amounts                                                      {40} $22,169,080
                                                                                                    -----------
  {41}    Step-down Amount                                                                     {41}           0
                                                                                                    -----------
  {42}    Principal Distributable Amount                                                       {42}               $22,169,080
                                                                                                                  ===========

------------------------------------------------------------------------------------------------------------------------------------
V.        CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------
                           BEGINNING     INTEREST      INTEREST                                       CALCULATED
             CLASS       NOTE BALANCE    CARRYOVER       RATE          DAYS        DAYS BASIS          INTEREST
          --------------------------------------------------------------------------------------------------------
  {43}    Class A-1      $175,000,000            0     4.80750%         42        Actual days/360       $981,531
  {44}    Class A-2       348,000,000            0     4.63000%         42           42/360           $1,879,780
  {45}    Class A-3       304,750,000            0     5.13000%         42           42/360           $1,823,929
  {46}    Class B          99,000,000            0     5.81000%         42           42/360             $671,055
  {47}    Class C          55,000,000            0     6.35000%         42           42/360             $407,458
  {48}    Class D          52,250,000            0     6.98000%         42           42/360             $425,489
  {49}    Class E          55,000,000            0     9.29000%         42           42/360             $596,108
          --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VI.       RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
          AVAILABLE FUNDS:
             {50}     Collections on Receivables during period  (net of Liquidation Proceeds)   {50}      $44,087,973
                                                                                                     -----------------
             {51}     Liquidation Proceeds collected during period                              {51}        2,037,011
                                                                                                     -----------------
             {52}     Purchase Amounts deposited in Collection  Account                         {52}                0
                                                                                                      ----------------
             {53}     Investment Earnings - Collection Account                                  {53}          116,777
                                                                                                      ----------------
             {54}     Investment Earnings - Transfer From Reserve Account                       {54}           39,824
                                                                                                      ----------------
             {55}     Collection of Supplemental Servicing - Extension Fees                     {55}              925
                                                                                                      ----------------
             {56}     Collection of Supplemental Servicing - Repo and Recovery Fees Advanced    {56}            8,419
                                                                                                      ----------------
             {57}     Collection of Supplemental Servicing - Late Fees                          {57}           35,077
                                                                                                      ----------------
             {58}     Total Available Funds                                                     {58}                     46,326,006
                                                                                                                       -------------
          DISTRIBUTIONS:
             {59}     Base Servicing Fee                                                        {59}        3,025,000
                                                                                                      ----------------
             {60}     Repo and Recovery Fees - reimbursed to Servicer                           {60}            8,419
                                                                                                      ----------------
             {61}     Bank Service Charges - reimbursed to Servicer                             {61}               11
                                                                                                      ----------------
             {62}     Late Fees - reimbursed to Servicer                                        {62}           35,077
                                                                                                      ----------------
             {63}     Extension Fees - reimbursed to Servicer                                   {63}              925
                                                                                                      ----------------
             {64}     Overpayments - reimbursed to Servicer                                     {64}           28,092
                                                                                                      ----------------
             {65}     Agent fees                                                                {65}              600
                                                                                                      ----------------
             {66}     Class A-1 Noteholders' Interest Distributable Amount                      {66}          981,531
                                                                                                      ----------------
             {67}     Class A-2 Noteholders' Interest Distributable Amount                      {67}        1,879,780
                                                                                                      ----------------
             {68}     Class A-3 Noteholders' Interest Distributable Amount                      {68}        1,823,929
                                                                                                      ----------------
             {69}     Class A Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {69}                0
                                                                                                      ----------------
             {70}     Class B Noteholders' Interest Distributable Amount                        {70}          671,055
                                                                                                      ----------------
             {71}     Class B Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {71}                0
                                                                                                      ----------------
             {72}     Class C Noteholders' Interest Distributable Amount                        {72}          407,458
                                                                                                      ----------------
             {73}     Class C Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {73}                0
                                                                                                      ----------------
             {74}     Class D Noteholders' Interest Distributable Amount                        {74}          425,489
                                                                                                      ----------------
             {75}     Class D Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {75}                0
                                                                                                      ----------------
             {76}     Class E Noteholders' Interest Distributable Amount                        {76}          596,108
                                                                                                      ----------------
             {77}     Class E Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {77}                0
                                                                                                      ----------------
             {78}     Noteholders' Principal Distributable Amount                               {78}       22,169,080
                                                                                                      ----------------

             {79}     Total distributions (Prior to Reserve Account Deposit)                    {79}                     32,052,554
                                                                                                                       -------------

             {80}     Excess Available Funds                                                    {80}                     14,273,452
                                                                                                                       -------------

             {81}     Reserve Account Withdrawal Amount                                         {81}                              0
                                                                                                                       -------------

             {82}     To the Reserve Account,  the Reserve Account Deposit                      {82}                              0
                                                                                                                       -------------

             {83}     To the Noteholders, the  Accelerated Principal Amount
                      (as calculated below)                                                     {83}                    (14,273,452)
                                                                                                                       -------------

             {84}     To the Class E Noteholders,  until Class E Balance is zero                {84}                              0
                                                                                                                       -------------

             {85}     To the Certificateholders,  the aggregate amount remaining                {85}                             $0
                                                                                                                       =============

------------------------------------------------------------------------------------------------------------------------------------
VII.      CALCULATION OF PRINCIPAL PARITY AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------
                           (X)           (Y)          (I)           (II)
                       CUMULATIVE       POOL       EXCESS OF   AVAILABLE FUNDS   LESSER OF
             CLASS    NOTE BALANCE     BALANCE     (X) - (Y)    IN WATERFALL    (I) OR (II)
          -----------------------------------------------------------------------------------
  {86}    Class A      $827,750,000 $1,077,830,771          $0     $38,542,642           $0
  {87}    Class B       926,750,000  1,077,830,771           0      37,871,587            0
  {88}    Class C       981,750,000  1,077,830,771           0      37,464,129            0
  {89}    Class D     1,034,000,000  1,077,830,771           0      37,038,640            0
  {90}    Class E     1,089,000,000  1,077,830,771  11,169,229      36,442,532            0
          -----------------------------------------------------------------------------------
  {91}    Total                                                                          $0
          -----------------------------------------------------------------------------------

          ** Principal Parity Amount distributed as Noteholders Principal Distributable in first three months of Trust

------------------------------------------------------------------------------------------------------------------------------------
VIII.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------
  {92}    Excess Available Funds                                                                {92}      $14,273,452
                                                                                                     -----------------
  {93}    Pro-Forma Note Balance (Calculated after Step-Down)                                   {93}    1,066,830,920
                                                                                                     -----------------
  {94}    Required Pro Forma Note Balance                                                       {94}    1,013,382,617
                                                                                                     -----------------
  {95}    Excess of Pro-Forma Balance over Required Pro-Forma Balance                           {95}       53,448,303
                                                                                                     -----------------
  {96}    Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance                  {96}                    $14,273,452
                                                                                                                       =============

------------------------------------------------------------------------------------------------------------------------------------
IX.       RECONCILIATION OF RESERVE ACCOUNT:                                                                             INITIAL
------------------------------------------------------------------------------------------------------------------------------------
  {97}    SPECIFIED RESERVE BALANCE                                                                                     $11,000,000
------------------------------------------------------------------------------------------------------------------------------------

  {98}    Beginning of period Reserve Account balance                                           {98}                    $11,000,000
                                                                                                                       -------------

  {99}    The Reserve Account Deposit, from Collection Account                                  {99}                0
                                                                                                     -----------------
  {100}   Investment Earnings                                                                  {100}           39,824
                                                                                                     -----------------
  {101}   Investment Earnings - transferred to Collection Account Available Funds              {101}          (39,824)
                                                                                                     -----------------
  {102}   Reserve Account Withdrawal Amount                                                    {102}                0
                                                                                                     -----------------

  {103}   End of period Reserve Account balance                                                {103}                    $11,000,000
                                                                                                                       =============

------------------------------------------------------------------------------------------------------------------------------------
X.        CALCULATION OF TOTAL OVERCOLLATERALIZATION:
------------------------------------------------------------------------------------------------------------------------------------

  {104}   Aggregate Principal Balance                                                          {104}   $1,077,830,771
                                                                                                     -----------------
  {105}   End of Period Note Balance                                                           {105}    1,052,557,468
                                                                                                     -----------------
  {106}   Overcollateralization (Undercollateralization)                                       {106}       25,273,303
                                                                                                     -----------------
  {107}   Overcollateralization %                                                              {107}                          2.34%
                                                                                                                       =============

------------------------------------------------------------------------------------------------------------------------------------
XI.       MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     -------------------------------
                                                                                                        CUMULATIVE       MONTHLY
                                                                                                     ----------------- -------------
  {108}   Original Number of Receivables                                                       {108}           71,596
                                                                                                     ----------------- -------------
  {109}   Beginning of period number of Receivables                                            {109}                0        71,596
  {110}   Number of Receivables becoming Liquidated Receivables during period                  {110}              136           136
  {111}   Number of Receivables becoming Purchased Receivables during period                   {111}                0             0
  {112}   Number of Receivables paid off during period                                         {112}              533           533
                                                                                                     ----------------- -------------
  {113}   End of period number of Receivables                                                  {113}           70,927        70,927
                                                                                                     ----------------- -------------

------------------------------------------------------------------------------------------------------------------------------------
XII.      STATISTICAL DATA:  (CURRENT AND HISTORICAL):
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    ------------------------------------------------
                                                                                        ORIGINAL        PREV. MONTH      CURRENT
                                                                                    ------------------------------------------------
  {114}   Weighted Average APR of the Receivables                             {114}           18.99%            0.00%        18.99%
  {115}   Weighted Average Remaining Term of the Receivables                  {115}            61.00             0.00         59.26
  {116}   Weighted Average Original Term of Receivables                       {116}            62.00             0.00         62.00
  {117}   Average Receivable Balance                                          {117}          $15,364               $0       $15,196
  {118}   Net Losses in Period                                                {118}               $0               $0       $48,975
  {119}   Aggregate Realized Losses                                           {119}               $0               $0       $48,975
  {120}   Aggregate Realized Loss Percentage                                  {120}                            0.000%        0.004%
                                                                                    ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
XIII.     DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    ------------------------------------------------
          Receivables with Scheduled Payment delinquent                                  UNITS           DOLLARS       PERCENTAGE
                                                                                    ------------------------------------------------
             {121}    31-60 days                                              {121}            2,142      $33,235,732         3.02%
             {122}    61-90 days                                              {122}              178        2,603,360         0.24%
             {123}    over 90 days                                            {123}                3           57,711         0.01%
                                                                                    ------------------------------------------------
             {124}    Total                                                   {124}            2,323      $35,896,803         3.27%
                                                                                    ------------------------------------------------


By:                   /s/Preston A. Miller
                      --------------------------
Name:                 Preston A. Miller
                      --------------------------
Title:                Executive Vice President and Treasurer
                      ----------------------------------------
Date:                 June 1, 2001
                      --------------


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